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                         1,000,000 Shares

                       LEVEL 8 SYSTEMS, INC.

                       UNDERWRITING AGREEMENT



                                             _________, 1996



Hampshire Securities Corporation
   As Representative of the several
   Underwriters named in Schedule I
   attached hereto
640 Fifth Avenue
New York, New York  10019

Gentlemen:

    The undersigned, Level 8 Systems, Inc., a New York corporation (the "Company"), and the undersigned shareholders of the Company named in Schedule II hereto (excluding Liraz Export (1990) Ltd. ("LEL"), the "Individual Selling Shareholders," and, together with LEL, the "Selling Shareholders") hereby confirm their agreement with Hampshire Securities Corporation (individually, "Hampshire," and, as representative of the several underwriters named in
Schedule I hereto, the "Representative") and the underwriters named in Schedule I hereto (the "Underwriters") as follows:

    1.   Introduction.

         (a) The Company proposes to issue and sell to the Underwriters an aggregate of 600,000 shares of common stock, par value $.01 per share, of the Company (the "Common Stock"). Such shares of Common Stock are hereinafter referred to as the "Company Firm Stock".

         (b) Certain Selling Shareholders (the "Firm Selling Shareholders") propose to sell to the Underwriters an aggregate of 400,000 shares of Common Stock. Such shares of Common Stock are hereinafter referred to as the "Selling Shareholder Firm Stock". The Company Firm Stock and the Selling Shareholder Firm Stock are hereinafter referred to as the "Firm Stock".

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         (c)  Solely for the purpose of covering over-allotments, if any, certain Individual Selling Shareholders (the "Individual Additional Selling Shareholders") propose to grant to Hampshire, individually and not as Representative, an option (the "Individual Selling Shareholder Over-allotment Option") to purchase from them, in the aggregate, up to an additional 70,000
shares of Common Stock.   Such shares of Common Stock are hereinafter referred
to as the "Individual Selling Shareholder Additional Stock." Solely for the purpose of covering over-allotments, if any, LEL proposes to grant to Hampshire, individually and not as Representative, an option (the "LEL Over-allotment Option," and, together with the Individual Selling Shareholder Over-allotment Option, the "Selling Shareholder Over-allotment Options") to purchase from them,
in the aggregate, up to an additional 50,000 shares of Common Stock.   Such
shares of Common Stock are hereinafter referred to as the "LEL Additional Stock," and, together with the Individual Selling Shareholder Additional Stock, the "Selling Shareholder Additional Stock".

         (d) Solely for the purpose of covering over-allotments, if any, the Company proposes to grant to Hampshire, individually and not as Representative, an option (the "Company Over-allotment Option," and, together with the Selling Shareholder Over-allotment Options, the "Over-allotment Options") to purchase
from it up to an additional 30,000 shares of Common Stock.   Such shares of
Common Stock are hereinafter referred to as the "Company Additional Stock," and, together with the Selling Shareholder Additional Stock, are hereinafter referred to as the "Additional Stock." The Firm Stock and the Additional Stock are hereinafter referred to as the "Stock." The Company Over-allotment Option and the LEL Over-allotment Option may be exercised by Hampshire only after the exercise in full of the Individual Selling Shareholder Over-allotment Option; thereafter, the Company Over-allotment Option and the LEL Over-allotment Option shall be exercisable ratably.

         (d) The Company proposes to sell to Hampshire, individually and not as Representative, warrants (the "Representative's Warrants") to purchase up to an aggregate of 100,000 shares of Common Stock (the "Warrant Shares") for an aggregate purchase price of $________. The Representative's Warrants shall be substantially in the form filed as an exhibit to the Registration Statement (as hereinafter defined). The Representative's Warrants and the Warrant Shares are hereinafter referred to collectively as the "Representative's Securities." The Stock and the Representative's Securities are hereinafter referred to collectively as the "Securities."

    2.   Representations and Warranties.

         (a) The Company represents and warrants to, and agrees with, the several Underwriters that:

              (1) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, and may have filed one or more amendments thereto, on Form S-1 (Registration No. 333-___________), including in such


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registration statement and each such amendment a related preliminary prospectus, for the registration of the Securities under the Securities Act of 1933, as amended (the "Securities Act"). As used in this Agreement, the term "Registration Statement" shall refer to such registration statement referred to in the first sentence of this Section 2(a)(1), as amended, on file with the Commission at the time such registration statement is declared by the Commission to be effective under the Securities Act (including the prospectus, financial statements, and exhibits filed as a part thereof, provided, however, that such registration statement, at the time it is declared by the Commission to be effective under the Securities Act, may omit such information as is permitted to be omitted from such registration statement when it becomes effective under the Securities Act pursuant to Rule 430A of the General Rules and Regulations of the Commission under the Securities Act (the "Regulations"), which information (the "Rule 430A Information") shall be deemed to be included in such registration statement when a final prospectus is filed with the Commission in accordance with Rules 430A and 424(b)(1) or (4) of the Regulations); the term "Preliminary Prospectus" shall refer to each prospectus included in the Registration Statement, or any amendments thereto, before the Registration Statement is declared by the Commission to be effective under the Securities Act, the form of prospectus omitting Rule 430A Information included in the Registration Statement when the Registration Statement becomes effective under the Securities Act, if applicable (the "Rule 430A Prospectus"), and any prospectus filed by the Company with the consent of the Representative pursuant to Rule 424(a) of the Regulations; and the term "Prospectus" shall refer to the final prospectus forming a part of the Registration Statement in the form first filed with the Commission pursuant to Rule 424(b)(1) or (4) of the Regulations or, if no such filing is required, the form of final prospectus forming a part of the Registration Statement.

         (2) When the Registration Statement becomes effective under the Securities Act, and at all times subsequent thereto up to and including the Closing Date (as defined in Section 3(a)) and each Additional Closing Date (as defined in Section 3(b)), and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, and during such longer period until any post-effective amendment thereto shall become effective under the Securities Act, the Registration Statement (and any post-effective amendment thereto) and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus) will contain all statements which are required to be stated therein in accordance with the Securities Act and the Regulations, will comply in all material respects with the Securities Act and the Regulations, and will not contain any untrue statement of a material fact or omit to state any

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material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made in the case of the Prospectus) not misleading and no event will have occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not then been set forth in such amendment or supplement; if a Rule 430A Prospectus is included in the Registration Statement at the time it is declared by the Commission to be effective under the Securities Act, the Prospectus filed pursuant to Rules 430A and 424(b)(1) or (4) of the Regulations will contain all Rule 430A Information and all statements which are required to be stated therein in accordance with the Securities Act or the Regulations, will comply with the Securities Act and the Regulations, and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made in the case of the Prospectus) not misleading; and no event will have occurred which should have been set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not then been set forth in such amendment or supplement; and each Preliminary Prospectus, as of the date filed with the Commission, contained all statements required to be stated therein in accordance with the Securities Act and the Regulations, complied with the Securities Act and the Regulations, and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; except that no representation or warranty is made in this Section 2(a)(2) with respect to statements or omissions made in reliance upon, and in conformity with, written information furnished to the Company as stated in Section 8(b) with respect to any Underwriter by, or on behalf of, such Underwriter through the Representative expressly for inclusion in the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto, or with respect to statements or omissions made in reliance upon, and in conformity with, written information furnished to the Company as stated in Section 8(c) with respect to any Selling Shareholder expressly for inclusion in the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto.

         (3) Neither the Commission nor the "blue sky" or securities authority of any jurisdiction has issued an order (a "Stop Order") preventing or suspending the use of, the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement, or suspending the registration or qualification of the Securities nor has any of such authorities instituted or threatened to institute any proceedings with respect to a Stop Order.

         (4) Any contract, agreement, instrument, lease, or license required to be described in the Registration Statement or the Prospectus has been properly described therein. Any contract, agreement, instrument, lease, or license required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to the Registration

Statement.

         (5) The following corporations are the only subsidiaries (as defined in the Regulations) of the Company: ProfitKey International, Inc., a Delaware corporation ("ProfitKey"), Level 8 Systems, Inc., a New York corporation ("Level 8"), and 3077934 Canada, Inc., a Canada corporation ("3077934," and, together with ProfitKey, Level 8, and 3077934, the "Subsidiaries"). The Company and each of the Subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of its respective jurisdiction of incorporation, with full power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and other tribunals, to own, lease, license, and use its properties and assets and to conduct its business in the manner described in the Prospectus. The Company and each of the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing as such in every jurisdiction in which its ownership, leasing, licensing, or use of property and assets or the conduct of its business makes such qualification necessary, except where the failure to so qualify will not have a material adverse effect on the business, properties, or financial condition of the Company and the Subsidiaries taken as a whole.

         (6) (i) The authorized capital stock of the Company consists of 15,000,000 shares of Common Stock, of which 6,236,297shares are outstanding, and 1,000,000 shares of preferred stock, par value $.01 per share, of which none are outstanding. Each outstanding share of Common Stock and each outstanding share of capital stock of each of the Subsidiaries is validly authorized and issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof, has not been issued and is not owned or held in violation of any preemptive or similar rights of stockholders and, in each case, is owned free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements and voting trusts. There is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of the Company or any Subsidiary or any security or other instrument which by its terms is convertible into, or exercisable or exchangeable for, capital stock of the Company or any Subsidiary, except as may be properly described in the Prospectus. There is outstanding no security or other instrument issued by the Company or any Subsidiary which by its terms is convertible into, or exercisable or exchangeable for, capital stock of the Company or any Subsidiary, except as may be properly described in the Prospectus. The certificates evidencing the Common Stock are in due and proper form.

              (ii) The authorized capital stock of the ProfitKey consists of 25,000,000 shares of common stock, par value $.01 per share, of which 14,086,774 shares are outstanding, and 3,473,149 shares of preferred stock, par value $.01
per share, none of which are outstanding.   The Company is the record and
beneficial owner of 14,086,774 shares of common stock, par value $ .01 per share, of ProfitKey.

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              (iii)     The authorized capital stock of the Level 8 consists of
200 shares of common stock, without par value, of which 100 shares are
outstanding.   The Company is the record and beneficial owner of 100 shares of common stock, without par value of Level 8.

              (iv) The Company is the record and beneficial owner of all of the outstanding shares of capital stock of 3077934.

         (7) The consolidated financial statements of the Company, and the financial statments of each of ProfitKey and Level 8, each included in the Registration Statement and the Prospectus fairly present, with respect to the Company and such Subsidiary, respectively, the financial position, the results of operations, the cash flows, and the other information purported to be shown therein at the respective dates and for the respective periods to which they apply, on a consolidated basis with respect to the Company. Such financial statements have been prepared in accordance with generally accepted accounting principles (except to the extent that certain footnote disclosures regarding any stub period may have been omitted in accordance with the applicable rules of the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) consistently applied throughout the periods involved, are correct and complete in all material respects, and are in accordance with the books and records of the Company. Lurie, Besikof, Lapidus & Co., P.L.L.P., the accountants whose report on the audited financial statements is filed with the Commission as a part of the Registration Statement, are, and during the periods covered by their reports included in the Registration Statement and the Prospectus were, independent certified public accountants with respect to the Company and the Subsidiaries within the meaning of the Securities Act and the Regulations. No other financial statements are required by Form S-1 or otherwise to be included in the Registration Statement or the Prospectus. There has at no time been a material adverse change in the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company and the Subsidiaries, taken as a whole, from the latest information set forth in the Registration Statement or the Prospectus, except as may be properly described in the Prospectus.

         (8) There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened, or, to the best knowledge of the Company, in prospect (or any basis therefor) with respect to the Company or any Subsidiary or any of their respective operations, businesses, properties, or assets, except as may be described in all material respects in the Prospectus or such as individually or in the aggregate do not now have, and will not in the future have, a material adverse effect upon the operations, business, properties, or assets of the Company and the Subsidiaries taken as a whole. To the best knowledge of the

Company, neither the Company nor any Subsidiary is in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree to which it is subject, except as may be properly described in the Prospectus or such as in the aggregate do not now have, and will not in the future have, a material adverse effect upon the operations, business, properties, or assets of the Company and the Subsidiaries taken as a whole; nor is the Company or any Subsidiary currently required to take any action in order to avoid any such violation or default.

         (9) The Company and each Subsidiary has good and marketable title to all properties and assets which the Prospectus indicates are owned by it, free and clear of all liens, security interests, pledges, charges, encumbrances, and mortgages, except as may be properly described in the Prospectus or as are not material to the Company and the Subsidiaries taken as a whole.

         (10) Neither the Company or any Subsidiary nor, to the knowledge of the Company, any other party, is now, or is expected by the Company to be, in violation or breach of, or in default with respect to, any provision of any contract, agreement, instrument, lease, license, arrangement, or understanding which is material to the Company and the Subsidiaries taken as a whole, and each such contract, agreement, instrument, lease, license, arrangement, and understanding is in full force and effect and is the legal, valid, and binding obligation of the parties thereto and is enforceable as to them in accordance with its respective terms. The Company and each of the Subsidiaries enjoys peaceful and undisturbed possession under all leases and licenses under which it is operating. Except as described in the Prospectus, neither the Company nor any of the Subsidiaries is a party to, or bound by, any contract, agreement, instrument, lease, license, arrangement, or understanding, or subject to any charter or other restriction, which has had, or may in the future have, a material adverse effect on the financial condition, results of operations, business, properties, assets, liabilities, or future prospects of the Company and the Subsidiaries taken as a whole. Neither the Company nor any Subsidiary is in violation or breach of, or in default with respect to, any term of its respective certificate of incorporation (or other charter document) or by-laws.

         (11) The Company and each of the Subsidiaries owns or possesses adequate rights to use all patents, patent rights, inventions, trade secrets, licenses, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names, and copyrights described or referred to in the Prospectus as owned or used by it or which are necessary for the conduct of its respective business as currently conducted as described in the Prospectus and, to the best knowledge of the Company, its respective business as contemplated as described in the Prospectus. To the best knowledge of the Company, all such patents, patent rights, licenses, trademarks, service marks, and copyrights are (i) valid and enforceable, (ii) not being infringed by any third parties which infringement could, singly or in the aggregate, materially and adversely affect the business, properties, operations, condition (financial or otherwise), results of operations, income, or business prospects of the Company and the Subsidiaries taken as a whole, as presently being conducted or as proposed to be conducted as described in the Prospectus, and (iii) are uncontested by any third party. The Company has no knowledge of, nor has it received any notice of, infringement of, or conflict with, asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, licenses, know-how, proprietary techniques, including processes and substances, trademarks, service marks, trade names, or copyrights which in the aggregate, if the subject of an unfavorable decision, ruling, or finding could materially and adversely affect the business, properties, operations, condition (financial or otherwise), results of operations, income, or business prospects of the Company and the Subsidiaries, as presently being conducted or as proposed to be conducted as described in the Prospectus, taken as a whole.

         (12) Neither the Company or any Subsidiary, nor, to the best knowledge of the Company, any director, officer, agent, employee, or other person acting on behalf of the Company or any Subsidiary, has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment. The Company's internal accounting controls and procedures are sufficient to cause the Company and each of the Subsidiaries to comply in all respects with the Foreign Corrupt Practices Act of 1977, as amended.

         (13) The Company has all requisite power and authority to execute, deliver, and perform each of this Agreement and the Representative's Warrants. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance by the Company of this Agreement and the Representative's Warrants. This Agreement has been duly authorized, executed, and delivered by the Company, is the legal, valid, and binding obligation of the Company, and is enforceable as to the Company in accordance with its terms, except as rights to indemnity or contribution which may be limited by federal or state securities law and except as such enforceability may be limited by bankruptcy, insolvency, or other laws affecting the rights of creditors generally and subject to general principles of equity. The Representative's Warrants have been duly authorized by the Company and, when executed and delivered by the Company, will be legal, valid, and binding obligations of the Company, each enforceable as to the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, or other laws affecting the rights of creditors generally and general principles of equity. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the Company or any Subsidiary for the execution, delivery, or performance by the Company of this Agreement or the Representative's Warrants, except filings under the Securities Act which have been or will be made before the Closing Date, and consents consisting only of consents under "blue sky" or securities laws which have been obtained at or prior to the date of this Agreement. No consent which has not been obtained of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company or any Subsidiary is a party, or to which any of its respective properties or assets are subject, is required for the execution, delivery, or performance of this Agreement and the Representative's Warrants; and the execution, delivery, and performance of this Agreement and the Representative's Warrants will not violate, result in a breach of, conflict with, result in the creation or imposition of any lien, charge, or encumbrance upon any properties or assets of the Company or any Subsidiary pursuant to the terms of, or, with or without the giving of notice or the passage of time or both, entitle any party to terminate or call a default under, any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate, result in a breach of, or conflict with any term of the certificate of incorporation (or other charter document) or by-laws of the Company or any Subsidiary, or violate, result in a breach of, or conflict with, any law, rule, regulation, order, judgment, or decree binding on the Company or any Subsidiary or to which any of their respective operations, businesses, properties, or assets are subject.

         (14) The Company Firm Stock and the Company Additional Stock are validly authorized and, when issued and delivered in accordance with this Agreement, will be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive or similar rights of stockholders, and the Underwriters will receive good title to the shares of Company Firm Stock and Company Additional Stock purchased by them, respectively, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts. The Selling Shareholder Firm Stock and the Selling Shareholder Additional Stock are validly authorized and issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof, and were not issued in violation of any preemptive or similar rights of stockholders. The Stock conforms to all statements relating thereto contained in the Registration Statement and the Prospectus.

         (15) The Warrant Stock is validly authorized and has been duly and validly reserved for issuance and, when issued and delivered upon exercise of the Representative's Warrants in accordance with the terms thereof, will be validly issued, fully paid, and nonassessable, without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive or similar rights of stockholders; and the holders of the Representative's Warrants will receive good title to the securities purchased by them upon the exercise of the Representative's Warrants, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts.
The Representative's Securities conform to all statements relating thereto contained in the Registration Statement and the Prospectus.

         (16) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as may otherwise be properly described in the Prospectus, neither the Company nor any Subsidiary has (i) issued any securities or incurred any material liability or material obligation, primary or contingent, for borrowed money, (ii) entered into any material transaction not in the ordinary course of business, (iii) declared or paid any dividend on its capital stock, except for dividends from any Subsidiary to the Company, or (iv) experienced any adverse changes or any development which may materially adversely effect the condition (financial or otherwise), net assets or stockholders' equity, results of operations, business, key personnel, assets, or properties of the Company and the Subsidiaries taken as a whole.

         (17) Neither the Company or any of the Subsidiaries nor, to the Company's knowledge, any of their respective officers, directors, or affiliates (as defined in the Regulations), has taken or will take, directly or indirectly, prior to the termination of the offering contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Stock.

         (18) The Company has obtained from each of its directors and officers owning Common Stock, other than the Firm Selling Shareholders with respect to the Selling Shareholder Firm Stock and other than the Additional Selling Shareholders with respect to the Selling Shareholder Additional Stock, and shareholders of the Company together representing in the aggregate an excess of _____________% of the outstanding Common Stock, and _______% of the outstanding stock options issued pursuant to the the Company's 1995 Stock Incentive Plan, immediately prior hereto, and has furnished to the Representative a written agreement, in form and substance satisfactory to counsel for the Underwriters, that, for a period of six months from the date on which the Registration Statement is declared by the Commission to be effective under the Securities Act, he, she, or it will not, without the prior written consent of the Representative, publicly offer, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any security or other instrument which by its terms is convertible into, or exercisable or exchangeable for, shares of Common Stock or other securities of the Company, including, without limitation, any shares of Common Stock issuable pursuant to the terms of any employee stock options; provided, however, that such persons may offer, sell, contract to sell, grant an option for the sale of, or otherwise dispose of all or any part of his, her, or its shares of Common Stock or other such security or instrument of the Company during such period if such transaction is private in nature and the transferee of such shares of Common Stock or other securities or instruments agrees, prior to such transaction, to be bound by all of the provisions of such agreement.

         (19) The Company is not, and does not intend to conduct its business in a manner in which it would be required to register as, an "investment company" as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations promulgated thereunder.

         (20) No person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement, which right has not been waived.

         (21) Except as may be set forth in the Prospectus, neither the Company nor any Subsidiary has incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

         (22) Neither the Company or any of the Subsidiaries, nor any of their affiliates, is presently doing business with the government of Cuba or with any person or affiliate located in Cuba. If, at any time after the date on which the Registration Statement is declared by the Commission to be effective under the Securities Act or with the Florida Department of Banking and Finance (the "Florida Department"), whichever is later, and prior to the end of the period referred to in the first clause of Section 2(a)(2) hereof, the Company or any of the Subsidiaries or any of their respective affiliates commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba, the Company will so inform the Florida Department within 90 days after such commencement of business in Cuba, and, during the period referred to in
Section 2(a)(2) hereof, will inform the Florida Department within 90 days after any change occurs with respect to previously reported information.

         (23) To the best knowledge of the Company, no officer, director, or shareholder of the Company has any affiliation or association with the National Association of Securities Dealers, Inc. (the "NASD") or any member thereof.

         (24) Except as disclosed in the Prospectus, the Company and each of the Subsidiaries has filed all necessary federal, state, local, and foreign income and franchise tax returns and other reports required to be filed and has paid all taxes shown as due thereon; and there is no material tax deficiency which has been, or, to the knowledge of the Company, may reasonably be expected to be, asserted against the Company or any of the Subsidiaries (other than claims for which adequate reserve has been made in the Company's financial statements included in the Registration Statement, the Preliminary Prospectus, and the Prospectus.

         (25) To the best knowledge of the Company, none of the activities or business of the Company or any Subsidiary is in violation of, or will cause the Company or any Subsidiary to violate, any law, rule, regulation, or order of the United States, any state, county, or locality, or of any agency or body of the United States or of any state, county, or locality, the violation of which would have a material adverse effect upon the condition (financial or otherwise), business, property, prospective results of operations, or net worth of the Company and the Subsidiaries taken as a whole.

         (26) The Stock is quoted on the Nasdaq National Market.

    (b) Each of the Selling Shareholders severally and not jointly represents and warrants to, and agrees with, Hampshire that:

         (1) Such Selling Shareholder has (i) caused a negotiated certificate or negotiated certificates representing the number of shares of Selling Shareholder Firm Stock and/or the Selling Shareholder Additional Stock, as applicable, set forth opposite the name of such Selling Shareholder in Schedule II hereto to be delivered to _______________________ (the "Custodian"), duly endorsed in blank or together with blank stock powers duly executed, such certificate or certificates to be held by the Custodian pursuant to a letter of transmittal and custody agreement for delivery, pursuant to the provisions hereof, on the Closing Date (as hereinafter defined) or one or more Additional Closing Dates and (ii) granted an irrevocable power of attorney to Arie Kilman and Robert R. MacDonald (the "Attorneys") to purchase all requisite stock transfer tax stamps, to execute this Agreement (including agreeing on the price at which the Selling Shareholder Firm Stock and the Selling Shareholder Additional Stock are s to be sold to Hampshire) and thereafter to modify and amend this Agreement, to settle any dispute relating to the terms of this Agreement, to waive any condition to the obligations of such Selling Shareholder, and to execute all other instruments and documents and to perform all other acts necessary or desirable to carry out the provisions of this Agreement on behalf of such Selling Shareholder. Such letter of transmittal and custody agreement, together with such irrevocable power of attorney, are hereinafter referred to as the "Custodial Agreement".

         (2) LEL has all requisite power and authority to execute, deliver, and perform this Agreement and the Custodial Agreement. All necessary corporate proceedings of LEL have been duly taken to authorize the execution, delivery, and performance of this Agreement and the Custodial Agreement. This Agreement and the Custodial Agreement have been duly executed and delivered by such Selling Shareholder, are the legal, valid, and binding obligations of such Selling Shareholder, and are enforceable as to such Selling Shareholder in accordance with their respective terms, except as rights to indemnity or contribution may be limited by federal or state securities law and except as such enforceability may be limited by bankruptcy, insolvency, or other laws affecting the rights of creditors generally and general principles of equity. To such Selling Shareholder's best knowledge, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by such Selling Shareholder for the execution, delivery, or performance of this Agreement or the Custodial Agreement, except filings under the Securities Act which have been or will be made before the Closing Date and such consents consisting only of consents under "blue sky" or securities laws which have been obtained at or prior to the date of this Agreement by such Selling Shareholder. No consent which has not been obtained of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which such Selling Shareholder is a party, or to which any of such Selling Shareholder's properties or assets are subject, is required for the execution, delivery, or performance of this Agreement or the Custodial Agreement; and the execution, delivery, and performance of this Agreement and the Custodial Agreement will not violate, result in a breach of, conflict with, or result in the creation or imposition of any lien, charge, or encumbrance upon any properties or assets of such Selling Shareholder pursuant to the terms of, or, with or without the giving of notice or the passage of time or both, entitle any party to terminate or call a default under, any such contract, agreement, instrument, lease, license, arrangement, or understanding, or, to such Selling Shareholder's best knowledge, violate, result in a breach of, or conflict with, any law, rule, regulation, order, judgment, or decree binding on such Selling Shareholder or to which any of such Selling Shareholder's business, properties, or assets are subject.

         (3) Such Selling Shareholder has good title to the shares of Selling Shareholder Firm Stock and/or Selling Shareholder Additional Stock, as applicable, to be sold by such Selling Shareholder pursuant to this Agreement, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts (except those created by this Agreement and the Custodial Agreement and those which have been terminated prior to the execution hereof), and, when and if delivered in accordance with this Agreement, the Underwriters will receive good title to the shares of Selling Sharehlder Firm Stock, and Hampshire will receive good title to the shares of Selling Shareholder Additional Stock, purchased by them from such Selling Shareholder, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts. The Seeling Shareholder Firm Stock and the Selling Shareholder Additional Stock conforms to all statements relating thereto contained in the Registration Statement or the Prospectus.

         (4)  Neither such Selling Shareholder nor any of such Selling

Shareholder's affiliates (as defined in the Regulations) has taken or will take, directly or indirectly, prior to the termination of the offering contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which has caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Stock.

         (5) Such Selling Shareholder has reviewed, and is familiar with, the Registration Statement and all amendments and supplements thereto, if any, filed with the Commission prior to the date hereof, and with each Preliminary Prospectus and the Prospectus contained therein, as supplemented, if applicable, to the date hereof, and all information relating to such Selling Shareholder, such Selling Shareholder's shares of Common Stock, and any contractual or other business relationship between such Selling Shareholder and the Company that is set forth in the Registration Statement, any such amendment or supplement thereto, each Preliminary Prospectus, and the Prospectus, or any such supplement thereof, and all other written information furnished or to be furnished by, or on behalf of, such Selling Shareholder for use in the Registration Statement, any such amendment or supplement thereto, any Preliminary Prospectus, and the Prospectus, or any such supplement thereto, is and, at the Closing Date and each Additional Closing Date, will be, true, correct, and complete and does not and, at the Closing Date and each Additional Closing Date, will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make such information (in light of the circumstances under which they were made in the case of the Prospectus) not misleading.

         (6) Such Selling Shareholder has not incurred any liability for a fee, commission, or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

    3. Purchase, Sale, and Delivery of the Stock and the Representative's Warrants.
         (a) On the basis of the representations, warranties, covenants, and agreements of the Company herein contained, but subject to the terms and conditions herein set forth, the Underwriters, severally and not jointly, agree to purchase from (i) the Company, and the Company agrees to issue and sell to the several Underwriters, the numbers of shares of Company Firm Stock set forth opposite the respective names of the Underwriters in Schedule I hereto, and (ii) the Firm Selling Shareholders, and the Firm Selling Shareholders agree to issue and sell to the several Underwriters, the numbers of shares of Selling Shareholder Firm Stock set forth opposite the respective names of the Firm
Selling Shareholders in Schedule II hereto.      The purchase price per share of
the Firm Stock to be paid by the several Underwriters shall be $___________.
The initial public offering price per share of the Firm Stock shall be $________.

    Payment for the Company Firm Stock by the Underwriters shall be made by certified or official bank check in New York Clearing House (next day) funds or by electronic wire transfer of next day funds, payable to the order of the Company, and payment for the Selling Shareholder Firm Stock by the Underwriters shall be made by certified or official bank check in New York Clearing House (next day) funds or by electronic wire transfer of next day funds, payable to the order of the Custodian, at the offices of Hampshire Securities Corporation, 640 Fifth Avenue, New York, New York 10019, or at such other place in the New York City metropolitan area as the Representative shall determine and advise the Company by at least one full days' notice in writing, upon delivery of the Firm Stock to the Representative for the respective accounts of the Underwriters. Such delivery and payment shall be made at 9:00 a.m., New York City local time, on the third business day following the time of the initial public offering, as defined in Section 11(a) hereof (unless such time and date is postponed in accordance with the provisions of Section 9(c) hereof), or at such other time as shall be agreed upon between the Representative and the Company. The time and date of such delivery and payment are hereinafter referred to as the "Closing Date."

    Certificates representing the Firm Stock shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two full business days prior to the Closing Date. The Company shall permit the Representative to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

         (b) Each Individual Individual Additional Selling Shareholder hereby, severally and not jointly, grants to Hampshire the Individual Selling Shareholder Over-allotment Option to purchase up to the number of shares of Individual Selling Shareholder Additional Stock set forth opposite his, her, or its respective name in Schedule II hereto, as may be necessary to cover over-allotments, at the same purchase price per share to be paid by the several Underwriters to the Company for the Firm Stock as provided for in this Section 3 hereof. LEL hereby grants to Hampshire the LEL Over-allotment Option to purchase up 50,000 shares of LEL Additional Stock, as may be necessary to cover over-allotments, at the same purchase price per share to be paid by the several Underwriters to the Company for the Firm Stock as provided for in this Section 3 hereof. The Company hereby grants to Hampshire the Company Over-allotment Option to purchase up to 30,000 shares of Company Additional Stock, as may be necessary to cover over-allotments, at the same purchase price per share to be paid by the several Underwriters to the Company for the Firm Stock as provided for in this Section 3 hereof. The Over-allotment Options may be exercised only to cover over-allotments in the sale of shares by Hampshire. The Company Over-allotment Option and the LEL Over-allotment Option may be exercised only after the exercise in full of the Selling Shareholder Over-allotment Option; thereafter, the Company Over-allotment Option and the LEL Over-allotment Option shall be exercisable ratably. The shares of Individual Selling Shareholder Additional Stock purchased by Hampshire in such allocation as Hampshire and the
Company shall agree.   The Over-allotment Options may be exercised by Hampshire
on the basis of the representations, warranties, covenants, and agreements of the Company and the Selling Shareholders herein contained, but subject to the terms and conditions herein set forth, at any time and from time to time on or before the forty-fifth day following the date on which the Registration Statement becomes effective under the Securities Act, by written notice by Hampshire to the Company and Custodian. Such notice shall set forth the aggregate number of shares of Additional Stock as to which the Over-allotment Option is being exercised, the name or names in which the certificates representing the Additional Stock are to be registered, the authorized denominations in which the Additional Stock is to be registered, and the time and date, as determined by Hampshire, when such shares of Additional Stock are to be delivered (each such time and date are hereinafter referred to as an "Additional Closing Date"); provided, however, that no Additional Closing Date shall be earlier than the Closing Date nor earlier than the second business day after the date on which the notice of the exercise of the Over-allotment Options shall have been given nor later than the eighth business day after the date on which such notice shall have been given.

    In the event the Company declares or pays a dividend or a distribution on the Common Stock, whether in the form of cash, shares of Common Stock, or other consideration, prior to the Additional Closing Date, such dividend or distribution shall also be paid on the Additional Stock on the later of the Additional Closing Date and the date on which such dividend or distribution is payable.

    Payment for the shares of Additional Stock by Hampshire shall be made by certified or official bank check in New York Clearing House (next day) funds or by electronic wire transfer of next day funds payable to the order of Company in the case of the Company Additional Stock, and the Custodian, in the case of the Selling Shareholder Additional Stock, at the offices of Hampshire Securities Corporation, 640 Fifth Avenue, New York, New York 10019, or at such other place in the New York City metropolitan area as Hampshire shall determine and advise the Company by at least one full day's notice in writing, upon delivery of the shares of Additional Stock to Hampshire for its account.

    Certificates for the shares of Additional Stock shall be registered in such name or names and in such authorized denominations as Hampshire may request in writing at least two full business days prior to the Additional Closing Date with respect thereto. The Company shall permit Hampshire to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date with respect thereto.

         (c) The Company hereby agrees to issue and sell to Hampshire and/or its designees on the Closing Date the Representative's Warrants to purchase the Warrant Shares for an aggregate purchase price of $100.00.

    Delivery and payment for the Representative's Warrants shall be made on the Closing Date. The Company shall deliver to Hampshire, upon payment therefor, certificates representing the Representative's Warrants in the name or names and in such authorized denominations as Hampshire may request. The Representative's Warrants shall be exercisable for a period of four years commencing one year from the date on which the Registration Statement is declared effective under the Securities Act at an initial exercise price per Warrant Share equal to $________.

         (d) It is understood that Hampshire may (but shall not be obligated to) make any and all the payments required pursuant to this Section 3 on behalf of any Underwriters whose check or checks shall not have been received by the Representative at the time of delivery of the Firm Stock to be purchased by such Underwriter or Underwriters. Any such payment by the Representative shall not relieve any such Underwriter or Underwriters of any of its or their obligations hereunder.

    4.   Offering.   The Underwriters are to make a public offering of the Firm
Stock as soon, on or after the date on which the Registration Statement becomes effective under the Securities Act, as the Representative deems it advisable so to do. The Firm Stock is to be initially offered to the public at the initial public offering price as provided for in Section 3(a) (such price being hereinafter referred to as the "public offering price"). After the initial public offering, the Representative may from time to time increase or decrease the public offering price, in the sole discretion of the Representative, by reason of changes in general market conditions or otherwise.
    5.   Covenants.

         (a)  The Company covenants that it will:

              (1) Use its best efforts to cause the Registration Statement to become effective under the Securities Act as promptly as possible and notify the Representative and counsel to the Underwriters immediately, and confirm such notice in writing, (i) when the Registration Statement and any post-effective amendment thereto become effective under the Securities Act, (ii) of the receipt of any comments from the Commission or the "blue sky" or securities authority of any jurisdiction regarding the Registration Statement, any post-effective amendment thereto, the

Prospectus, or any amendment or supplement thereto, (iii) of the filing with the Commission of any supplement to the Prospectus, and (iv) of the receipt of any notification with respect to a Stop Order or the initiation or threatening of any proceeding with respect to a Stop Order. The Company will use its best efforts to prevent the issuance of any Stop Order and, if any Stop Order is issued, to obtain the lifting thereof as promptly as possible. If the Registration Statement has become or becomes effective under the Securities Act with a form of prospectus omitting Rule 430A Information, or filing of the Prospectus with the Commission is otherwise required under Rule 424(b) of the Regulations, the Company will file with the Commission the Prospectus, properly completed, pursuant to Rule 424(b) of the Regulations within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing.

              (2) During the time when a prospectus relating to the Firm Stock or the Additional Stock is required to be delivered hereunder or under the Securities Act or the Regulations, comply with all requirements imposed upon it by the Securities Act, as now existing and as hereafter amended, and by the Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Stock in accordance with the provisions hereof and the Prospectus. If, at any time when a prospectus relating to the Firm Stock or the Additional Stock is required to be delivered hereunder or under the Securities Act or the Regulations, any event shall have occurred as a result of which, in the reasonable opinion of counsel for the Company or counsel for the Underwriters, the Registration Statement or the Prospectus as then amended or supplemented contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if, in the reasonable opinion of either of such counsel, it is necessary during such period to amend or supplement the Registration Statement or the Prospectus to comply with the Securities Act or the Regulations, the Company will immediately notify you and promptly prepare and file with the Commission an appropriate amendment or supplement (in form and substance satisfactory to the Representative and counsel to the Underwriters) which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any such amendment declared effective under the Securities Act as soon as possible.

              (3) Deliver without charge to each of the several Underwriters such number of copies of each Preliminary Prospectus as may reasonably be requested by the Underwriters and, as soon as the Registration Statement, or any amendment thereto, becomes effective under the Securities Act or a supplement is filed with the Commission, deliver without charge to the Representative two signed copies of the Registration Statement, including exhibits, or such amendment thereto, as the case may be, and two copies of any supplement thereto, and deliver without charge to each of the several Underwriters such number of copies of the Prospectus, the Registration Statement, and amendments and supplements thereto, if any, without exhibits, as the Representative may request for the purposes contemplated by the Securities Act.

              (4) Endeavor in good faith, in cooperation with the Representative, at or prior to the time the Registration Statement becomes effective under the Securities Act, to qualify the Securities for offering and sale under the "blue sky" or securities laws of such jurisdictions as may be designated by the Representative; provided, however, that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction to which it is not then subject. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representative agrees in writing that such action is not at the time necessary or advisable, file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction.

              (5)  Make generally available, within the meaning of Section
11(a) of the Securities Act and the Regulations, to its security holders as soon as practicable, but not later than March 31, 1997, an earnings statement, which need not be certified by independent certified public accountants unless required by the Securities Act or the Regulations, but which shall satisfy the provisions of Section 11(a) of the Securities Act and the Regulations, covering a period of at least 12 months beginning after the date on which the Registration Statement was declared effective under the Securities Act.

              (6) For a period of five years after the date on which the Registration Statement was declared effective under the Securities Act furnish you, without charge, the following:

                   (i) within 90 days after the end of each fiscal year, one copy of consolidated financial statements certified by independent certified public accountants, including a balance sheet, statement of income, and statement of changes in cash flows of the Company and its then existing subsidiaries, if any, with supporting schedules, prepared in accordance with generally accepted accounting principles in effect in the United States, as at the end of such fiscal year and for the 12 months then ended, which may be on a consolidated basis;

                   (ii) as soon as practicable after they have been sent to shareholders of the Company or filed with, or furnished to, the Commission or the NASD, one copy of each annual and interim financial and other report or communication sent by the Company to its shareholders or filed with, or furnished to, the Commission or the NASD;

                   (iii) as soon as practicable, one copy of every press release and every material news item and article in respect of the Company or its affairs which was released by the Company; and

                   (iv) such additional documents and information with respect to the Company and its affairs, and the affairs of its subsidiaries, if any, as the Representative may from time to time reasonably request; provided, however, that such additional documents and information shall be received by you on a confidential basis, unless otherwise disclosed to the public, and shall not be used in violation of the federal securities laws and the rules and regulations promulgated thereunder.

              (7) Apply the net proceeds received by the Company from the offering contemplated by this Agreement in the manner set forth under the heading "Use of Proceeds" in the Prospectus.

              (8) Furnish to the Representative as early as practicable prior to the Closing Date and each Additional Closing Date, if any, as the case may be, but not less than two full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company which have been read by the Company's independent certified public accountants, as stated in their letters to be furnished pursuant to Section 7(e) hereof.

              (9) File no amendment or supplement to the Registration Statement or Prospectus at any time, whether before or after the date on which the Registration Statement was declared effective under the Securities Act, unless such filing shall comply with the Securities Act and the Regulations and unless the Representative shall previously have been advised of such filing and furnished with a copy thereof, and the Representative shall have approved such filing in writing (which approval shall not be unreasonably withheld). Until the completion by the Underwriters of the distribution of the Stock (but in no event more than nine months after the date on which the Registration Statement shall have been declared effective under the Securities Act), the Company will prepare and file with the Commission, promptly upon the Representative's request, any amendments or supplements to the Registration Statement or the Prospectus which, in the reasonable opinion of the Representative, may be necessary or advisable in connection with the distribution of the Stock.

              (10) File timely with the Commission an appropriate form to amend the registration with respect to the Common Stock pursuant to Section 12(g) of the Exchange Act to include the Stock and comply with all registration, filing, and reporting requirements of the Exchange Act, which may from time to time be applicable to the Company.

              (11) Comply with all provisions of all undertakings contained in the Registration Statement.

              (12) Prior to the Closing Date or any Additional Closing Date, as the case may be, issue no press release or other communication, directly or indirectly, and hold no press conference with respect to the Company or any Subsidiary, the financial condition, results of operations, business, properties, assets, liabilities of any of the Company or any Subsidiary, or this offering, without the prior written consent of the Representative.

              (13) Make all filings required to maintain the inclusion of the Common Stock on the Nasdaq National Market, the New York Stock Exchange, or the American Stock Exchange, as the case may be, as long as required under the Exchange Act.

              (14) On the Closing Date, sell to Hampshire, individually and not as Representative of the several Underwriters, at the price of $.001 per Warrant, warrants to purchase the Warrant Stock, which Representative's Warrants shall be substantially in the form set forth as an exhibit to the Registration Statement.

              (15) Until expiration of the Representative's Warrants, keep reserved sufficient shares of Common Stock for issuance upon exercise of the Representative's Warrants.

              (16) Deliver to the Representative, without charge, within a reasonable period after the earlier of the last Additional Closing Date or the expiration of the period during which the Representative may exercise the Over-allotment Options, four sets of bound volumes of the Registration Statement and all related materials to the individuals designated by the Representative or counsel to the Underwriters.

              (17) For a period of three years after the date on which the Registration Statement is declared effective under the Securities Act, provide, at its sole expense, to the Representative copies of the Company's transfer sheets on a mutually agreeable basis, if so requested by the Representative.

              (18) Will maintain a key-person life insurance payable to the Company on the life of each of __________________, the ________ of the Company, and ____________, the _______________ of the Company, each in the amount of at least $1,000,000, and shall maintain such life insurance in at least such amount for the period of time equal to the longer of three years from the Closing Date and the respective terms of the employment agreements between the Company and such officers.

              (19) For a period of three years from the date on which the Registration Statement becomes effective under the Securities Act, the Representative shall have the right to appoint a designee as an observer of the Company's Board of Directors. Such observer will have the right to attend all meetings of the Board of Directors, but will have no voting rights. Such observer shall be entitled to receive reimbursement for all out-of-pocket expenses incurred in attending such meetings, including, but not limited to, food, lodging and transportation, as long as such costs do not exceed $500 per meeting, and any fees paid to directors for attending meetings. The Representative shall be given notice of such meetings at the same time and in the same manner as directors of the Company are informed. The Representative and such observer shall be indemnified to the same extent as the other directors. The Company will use its best efforts to purchase directors' and officers' insurance in an amount of not less than $2,000,000, provided, however, that the Company shall not be required to pay more than $50,000 per year in order to maintain such insurance, and if insurance in such amount is not available at such cost, the Company shall purchase that amount of such insurance which is available at a cost of $50,000 per year.

         (b)  Each Selling Shareholder covenants that it will not:

              (1) Subject to the agreement referenced in Section 2(b)(18) of this Agreement, for a period of 18 months from the date on which the Registration is declared by the Commission to be effective under the Securities Act, without the prior written consent of the

Representative, publicly offer, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock or any security or other instrument which by its terms is convertible into, or exercisable or exchangeable for, shares of Common Stock or other securities of the Company, including, without limitation, any shares of Common Stock issuable pursuant to the terms of any employee stock options.

              (2) Take, directly or indirectly, prior to the termination of the offering contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which might in the future reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Stock.

    6.   Payment of Expenses.

    The Company hereby agrees to pay all expenses (other than fees of counsel for the Underwriters, except as provided in Section 6(c)) in connection with (a) the preparation, printing, filing, distribution, and mailing of the Registration Statement and the Prospectus and the printing, filing, distribution, and mailing of this Agreement and the Master Agreement Among Underwriters, any Master Selected Dealer Agreement, and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments or supplements thereto supplied to the Underwriters in quantities as hereinabove stated, (b) the issuance, sale, transfer, and delivery (as applicable) of the Securities, including any transfer or other taxes payable thereon, (c) the qualification of the Securities under state or foreign "blue sky" or securities laws, including the costs of printing and mailing the preliminary and final "Blue Sky Survey" and the fees of counsel for the Underwriters ($___________) and the disbursements in connection therewith, (d) the filing fees payable to the Commission, the NASD, and the jurisdictions in which such qualification is sought, (e) any fees relating to the listing of the Common Stock on the Nasdaq National Market, (f) the cost of printing certificates representing the shares of Common Stock, (g) the fees of the transfer agent for the Common Stock, (h) the cost of publication of "tombstone" advertisements with respect to offerings, not to exceed $15,000, and (i) a non-accountable expense allowance equal to three percent of the gross proceeds of the sale of the Company Firm Stock and the Company Additional Stock (less amounts, if any, previously paid to the Representative in respect of such non-accountable expense allowance) to the Representative on the Closing Date. Notwithstanding the foregoing, if the offering contemplated hereby should be terminated, the Company agrees to pay the Representative only the out-of-pocket expenses incurred by the Underwriters in connection with this Agreement or the proposed offer, sale, and delivery of the Stock.

    The Individual Selling Shareholders hereby agree to pay a non-accountable expense allowance equal to three percent of the gross proceeds of the sale of any Selling Shareholder Firm Stock and/or any Selling Shareholder Additional Stock sold by them to the Representative on the Closing Date or any Additional Closing Date. LEL hereby agrees to pay a non-accountable expense allowance equal to three percent of the gross proceeds of the sale of any Selling Shareholder Firm Stock and/or Selling Shareholder Additional Stock sold by it to the Representative on the Closing Date or any Additional Closing Date.

    7.    Conditions of Underwriters' Obligations.

         (a) The obligations of the several Underwriters to purchase and pay for the Firm Stock, as provided herein, and the obligation of Hampshire to purchase and pay for any Additional Stock and the Representative's Warrants, each as provided herein, shall be subject, in the discretion of the Representative or Hampshire, respectively, to the continuing accuracy of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to the Underwriters, or Hampshire, as applicable, as of the date hereof and as of the Closing Date or any Additional Closing Date, as the case may be, to the performance by the Company and each Selling Shareholder, as applicable, of its respective obligations hereunder, and to the following conditions:

         (b) The Registration Statement shall have become effective under the Securities Act not later than 6:00 P.M., New York City local time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative; on or prior to the Closing Date, or any Additional Closing Date, as the case may be, no Stop Order shall have been issued and no proceeding shall have been initiated or threatened with respect to a Stop Order; and any request by the Commission for additional information shall have been complied with by the Company to the reasonable satisfaction of counsel for the Underwriters. If required, the Prospectus shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) under the Securities Act.

         (c) (1) At the Closing Date and any Additional Closing Date, as the case may be, you shall have received the opinion of Proskauer Rose Goetz & Mendelsohn LLP, counsel for the Company, dated the date of delivery, addressed to the Underwriters, and in form reasonably satisfactory to counsel for the Underwriters, with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

              (i) to the knowledge of such counsel, the only subsidiaries (as defined in the Regulations) of the Company are the Subsidiaries. Each of the Company and each of the Subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of its respective jurisdiction of incorporation, with full power and authority to conduct its business in the manner described in the Prospectus. The Company and each of the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in the jurisdictions specified in Annex A to the opinion;

              (ii) A.   the authorized capital stock of the Company consists of
15,000,000 shares of Common Stock, of which 6,236,297 shares are outstanding, and 1,000,000 shares of preferred stock, par value $.01 per share, of which none are outstanding. Each outstanding share of Common Stock and each outstanding share of capital stock of each of the Subsidiaries is validly authorized and issued, fully paid, and, subject to section 630 of the New York Business Corporation Law (the "BCL"), nonassessable and without any personal liability attaching to the ownership thereof, and none of those shares have been issued and none are owned or held in violation of any preemptive or similar rights of stockholders. To the knowledge of such counsel, there is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of the Company or any Subsidiary or any security or other instrument which by its terms is convertible into, or exercisable or exchangeable for, capital stock of the Company or any Subsidiary, [except as may be properly described in the Prospectus and except for an outstanding preemptive right to purchase 200 shares of Common Stock]. To the knowledge of such counsel, there is outstanding no security or other instrument which by its terms is convertible into, or exercisable or exchangeable for, capital stock of the Company or any Subsidiary, except as may be properly described in the Prospectus. The certificates evidencing the Common Stock are in due and proper form.

                   B. The authorized capital stock of the ProfitKey consists of 25,000,000 shares of common stock, par value $.01 per share, of which, to the knowledge of such counsel, 14,086,744 shares are outstanding, and 3,473,147 shares of preferred stock, par value $.01 per share, none of which, to our knowledge, are outstanding. The Company is the record and to the knowledge of such counsel, beneficial owner of 14,086,744 shares of common stock, par value $.01 per share, of ProfitKey, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts.

                   C. The authorized capital stock of the Level 8 consists of 200 shares of common stock, no par value, of which, to the knowledge of such
counsel, 100 shares are outstanding.   The Company is the record and, to the
knowledge of such counsel, beneficial owner of 100 shares of common stock, no par value, of Level 8, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts.

                   D. The Company is the record and, to the knowledge of such counsel, beneficial owner of all of the outstanding shares of capital stock of 3077934, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts.

              (iii) to the knowledge of such counsel, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect (or any basis therefor) with respect to the Company or any Subsidiary or any of their respective operations, businesses, properties, or assets required to be described in the Registration Statement or Prospectus that is not so disclosed;

              (iv) the Company has all requisite power and authority to execute, deliver, and perform this Agreement and the Representative's Warrants. All necessary corporate proceedings of the Company have been taken to authorize the execution, delivery, and performance by the Company of this Agreement and the Representative's Warrants. This Agreement has been duly authorized, executed, and delivered by the Company, is the legal, valid, and binding obligation of the Company, and, except as rights to indemnity or contribution may be limited by federal or state securities law, subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally and general principles of equity, is enforceable as to the Company in accordance with its terms. The Representative's Warrants have been duly authorized by the Company and, when executed and delivered by the Company, will be the legal, valid, and binding obligations of the Company, each enforceable as to the Company in accordance with its terms. No consent, authorization, approval, order, lease or license, certificate, or permit of or from, or declaration or filing with, any U.S. Federal, New York or Delaware governmental authority is required by the Company or any Subsidiary for the execution, delivery, or performance by the Company of this Agreement or the Representative's Warrants, except filings under the Securities Act which have been made prior to the Closing Date or Additional Closing Date, as the case may be, and consents consisting only of consents under "blue sky" or securities laws. No consent of any party to any contract, agreement, instrument, lease or license, either filed as an exhibit to the Registration Statement or described in the Prospectus to which the Company or any Subsidiary is a party, or to which any of their respective properties or assets are subject, is required for the execu- tion, delivery, or performance of this Agreement and the Representative's Warrants; and the execution, delivery, and performance of this Agreement and the Representative's Warrants will not violate, result in a breach of, conflict with, result in the creation or imposition of any lien, charge, or encumbrance upon any properties or assets of the Company pursuant to the terms of, or, with or without the giving of notice or the passage of time or both, entitle any party to terminate or call a default under, any such contract, agreement, instrument, lease or license, either filed as an exhibit to the Registration Statement or described in the Prospectus to which the Company is a party or by which it is bound, violate or result in a breach of, or conflict with any term of the certificate of incorporation (or other charter document) or by-laws of the Company, or violate, result in a breach of, or conflict with any U.S. Federal, New York or Delaware law, rule or regulation, or, to the knowledge of such counsel, any order, judgment, or decree, binding on the Company or any Subsidiary or to which any of their respective operations, businesses, properties, or assets are subject;

              (v) each share of Company Firm Stock to be delivered on the Closing Date, and each share of Company Additional Stock to be delivered on any Additional Closing Date, is validly authorized and, when issued and delivered in accordance with the terms hereof, will be validly issued, fully paid, and, subject to section 630 of the BCL, nonassessable and without any personal liability attaching to the ownership thereof, and will not be issued in violation of any preemptive or similar rights of stockholders. The Underwriters will receive good title to the shares of Company Firm Stock and Company Additional Stock purchased by them, respectively, and to the best of such counsel's knowledge, free and clear of all liens, security interests, pledges, charges, encumberances, stockholders' agreements, and voting trusts. The Stock conforms to all statements relating thereto contained in the Registration Statement or the Prospectus;

              (vi) the Warrant Stock is validly authorized and has been duly and validly reserved for issuance pursuant to the terms of the Representative's Warrants. The Representative's Warrants, when issued and delivered in accordance with the terms hereof, will be validly issued and delivered. The Warrant Stock, when issued and delivered in accordance with the Representative's Warrants, will be validly issued, fully paid, and, subject to section 630 of the BCL, nonassessable and without any personal liability attaching to the ownership thereof, and will not have been issued in violation of any preemptive rights of stockholders. To the best knowedge of such counsel, the Representative, and any other holders of the Representative's Warrants, will receive the securities purchased by them upon exercise of the Representative's Warrants to the best knowledge of such counsel, free and clear of all all liens, security interests, pledges, charges, encumberances, stockholders' agreements,
and voting trusts.   The description of the Representative's Securities conform to all statements relating thereto contained in the

Registration Statement or the Prospectus;

              (vii) to the knowledge of such counsel, each contract, agreement, instrument, lease, or license required to be described in the Registration Statement or the Prospectus has been accurately described therein, and to the knowledge of such counsel, each contract, agreement, instrument, lease, or license required to be filed as an exhibit to the Registration Statement has been filed with the Commission as an exhibit to the Registration Statement;

              (viii) insofar as statements in the Prospectus purport to summarize the status of litigation or the provisions of laws, rules, regulations, orders, judgments, decrees, contracts, agreements, instruments, leases, or licenses, such statements have been prepared or reviewed by such counsel and, to the knowledge of such counsel, accurately reflect the status of such litigation and provisions purported to be summarized and are correct in all respects;

              (ix) the Company is not an "investment company" as defined in the Investment Company Act and the rules and regulations thereunder;

              (x) to the knowledge of such counsel, no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement; and

              (xi) the Registration Statement has become effective under the Securities Act, the Prospectus has been filed in accordance with Rule 424(b) of the Regulations, including the applicable time periods set forth therein, or such filing is not required. To the knowledge of such counsel, no Stop Order has been issued and no proceeding for that purpose has been instituted or, to the knowledge of such counsel, threatened. On the basis of the participation of such counsel in conferences at which the contents of the Registration Statement and the Prospectus and related matters were discussed, but without independent verification by such counsel of the accuracy, completeness, or fairness of the statements contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, such counsel has no knowledge that (other than financial statements and other financial data and schedules which are or should be contained therein, as to which such counsel need express no opinion): (A) the Registration Statement, any Rule 430A Prospectus, and the Prospectus, and any amendment or supplement thereto, does not appear on its face to comply as to form in all material respects with the requirements of the Securities Act and the Regulations; (B) any of the Registration Statement at the time it became effective and on the Closing Date, or any Additional Closing Date, as the case may be, and any Rule 430A Prospectus or the Prospectus, as of their dates and on the Closing Date and any Additional Closing Date, as the case may be, or any amendment or supplement thereto, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or (C) since the date of effectiveness under the Securities Act of the Registration Statement, any event has occurred which should have been set forth in an amendment or supplement to the Registration Statement or the

Prospectus which has not been set forth in such an amendment or supplement.

    In rendering such opinion, counsel for the Company may rely (A) as to matters involving the application of laws other than the laws of the United States and the laws of the States of Delaware and New York, to the extent counsel for the Company deems proper and to the extent specified in such opinion, upon an opinion or opinions (in form and substance reasonably satisfactory to counsel for the Underwriters) of other counsel, reasonably acceptable to counsel for the Underwriters, familiar with the applicable laws, in which case the opinion of counsel for the Company shall state that the opinion or opinions of such other counsel are satisfactory in scope, form, and substance to counsel for the Company and that reliance thereon by counsel for the Company and the Underwriters is reasonable; (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company; and (C) to the extent they deem proper, upon written statements or certificates of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company; provided that copies of any such opinions, certificates, or statements shall be annexed as exhibits to the opinion of counsel for the Company.

         (2) At the Closing Date and any Additional Closing Date, you shall have received the favorable opinion of Proskauer Rose Goetz & Mendelsohn LLP, counsel for the Selling Shareholders, dated the date of delivery, addressed to the Underwriters, and in form and scope satisfactory to counsel for the Underwriters, with reproduced copies or signed counterparts thereof for each of the Underwriters, to the effect that:

              (i) LEL has all requisite power and authority to execute, deliver, and perform this Agreement and the Custodial Agreement. This Agreement and the Custodial Agreement each have been duly executed and delivered by each Selling Shareholder, are the legal, valid, and binding obligation of each Selling Shareholder, and are each enforceable as to each Selling Shareholder in accordance with its respective terms, except as rights to indemnity or contribution may be limited by federal or state securities law and subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally and general principles of equity.

              (ii) To such counsel's knowledge, each Firm Selling Shareholder and each Additional Selling Shareholder has good title to the shares of Selling Shareholder Firm Stock or Selling Stockholder Additional Stock, respectively, to be sold by such Selling Shareholder pursuant to this Agreement, and to the best of such counsel's knowledge, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts (except those created by this Agreement and the Custodial Agreement and those which have been terminated prior to the execution hereof). When delivered in accordance with the terms of this Agreement, to such counsel's knowledge, Hampshire shall receive good title to the Selling Shareholder Firm Stock and/or Selling Shareholder Additional Stock purchased by it from each Firm Selling Shareholder or Additional Selling Shareholder, respectively, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts.

    In rendering such opinion, counsel for the Selling Shareholders may rely
(A) as to matters involving the application of laws other than the laws of the United States and the laws of the States of Delaware and New York, to the extent counsel for the Selling Shareholder deems proper and to the extent specified in such opinion, upon an opinion or opinions (in form and substance reasonably satisfactory to counsel for the Underwriters) of other counsel, reasonably acceptable to counsel for the Underwriters, familiar with the applicable laws, in which case the opinion of counsel for the Selling Shareholders shall state that the opinion or opinions of such other counsel are satisfactory in scope, form, and substance to counsel for the Selling Shareholders and that reliance thereon by counsel for the Selling Shareholders and counsel for the Underwriters is reasonable; and (B) as to matters of fact, to the extent proper, on certificates of responsible officers of the Company; provided, that copies of any such opinions, certificates, or statements shall be annexed as exhibits to the opinion of counsel for the Selling Shareholders.

         (c) On or prior to the Closing Date and any Additional Closing Date, as the case may be, the Underwriters shall have been furnished such information, documents, certificates, and opinions as they may reasonably require for the purpose of enabling them to review the matters referred to in Section 7(b), and in order to evidence the accuracy, completeness, or satisfaction of any of the representations, warranties, covenants, agreements, or conditions herein contained, or as the Representative may reasonably request.

         (d) At the Closing Date or any Additional Closing Date, as the case may be, (i) the Registration Statement and the Prospectus and any amendments or supplements thereto shall contain all statements which are required to be stated therein in accordance with the Securities Act and the Regulations, and in all material respects conform to the requirements thereof, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) there shall have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, no material adverse change, or any development involving a prospective material adverse change, in the business, properties, or condition (financial or otherwise), results of operations, capital stock, long-term or short-term debt, or general affairs of the Company and its Subsidiaries taken as a whole from that set forth in the Registration Statement and the Prospectus, except changes which the Registration Statement and Prospectus indicate might occur after the date on which the Registration Statement becomes effective under the Securities Act, and neither the Company nor any Subsidiary shall have incurred any material liabilities or entered into any agreements not in the ordinary course of business other than as referred to in the Registration Statement and Prospectus, (iii) except as set forth in the Prospectus, no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation shall be pending, threatened, or in prospect (or any basis therefor) with respect to the Company or any Subsidiary or any of their respective operations, businesses, properties, or assets which would be required to be set forth in the Registration Statement, wherein an unfavorable decision, ruling, or finding would materially adversely affect the business, property, condition (financial or otherwise), results of operations, or general affairs of the Company or such Subsidiary, and (iv) the Stock shall have been approved for quotation, and shall continue to be quoted, upon the Nasdaq National Market.

         (e) At the Closing Date and any Additional Closing Date, as the case may be, you shall have received a certificate of the chief executive officer, the chief financial officer, and the chief accounting officer of the Company, dated the Closing Date or such Additional Closing Date, as the case may be, to the effect, among other things, that (i) the conditions set forth in Sections 7(a) and 7(d) have been satisfied, (ii) as of the date of this Agreement and as of the Closing Date or such Additional Closing Date, as the case may be, the representations and warranties of the Company contained herein were and are accurate and correct in all materials respects, and (iii) as of the Closing Date or such Additional Closing Date, as the case may be, the obligations to be performed by the Company hereunder on or prior to such time have been fully performed. At Closing Date and any Additional Closing Date, as the case may be, you shall have received a certificate of a duly appointed attorney-in-fact for each of the Selling Shareholders, dated such Additional Closing Date, that, as of the date of this Agreement and as of such Additional Closing Date, the representations and warranties of each of the Selling Shareholders selling shares of Common stock on such date contained herein were and are accurate and correct in all material respects, and that as of the Closing Date or such Additional Closing Date, as the case may be, the obligations to be performed by such Selling Shareholders hereunder on or prior thereto have been fully performed.

         (f) At the time this Agreement is executed and at the Closing Date and any Additional Closing Date, as the case may be, you shall have received a letter, addressed to the Underwriters, and in form and substance satisfactory to the Representative, with reproduced copies or signed counterparts thereof for each of the Underwriters, from Lurie, Besikof, Lapidus & Co., P.L.L.P., independent certified public accountants for the Company and the Subsidiaries, dated the date of delivery:

              (i) confirming that they are, and during the period covered by their report(s) included in the Registration Statement and the Prospectus were, independent certified public accountants with respect to the Company and each of the Subsidiaries within the meaning of the Securities Act and the published Regulations and stating that the answer to Item 10 of the Registration Statement is correct insofar as it relates to them;

              (ii) stating that, in their opinion, the consolidated financial statements and schedules of the Company and the financial statement of each of ProfitKey, Bizware, and Level

8 included in the Registration Statement examined by them comply in form in all material respects with the applicable accounting requirements of the Securities Act and the Regulations;

              (iii) stating that, on the basis of procedures (but not an examination made in accordance with generally accepted auditing standards) consisting of a reading of the latest available unaudited interim financial statements of the Company (with an indication of the date of the latest available unaudited interim consolidated financial statements), a reading of the latest available minutes of the stockholders and Boards of Directors of the Company and the Subsidiaries and committees of such Board of Directors, inquiries to certain officers and other employees of the Company and the Subsidiaries responsible for financial and accounting matters, and other specified procedures and inquiries, nothing has come to their attention that caused them to believe that: (A) the unaudited consolidated financial statements and schedules of the Company and the Subsidiaries included in the Registration Statement and Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations under the Securities Act or the Exchange Act or are not fairly presented in conformity with generally accepted accounting principles in effect on the date hereof in the United States (except to the extent that certain footnote disclosures regarding any stub period may have been omitted in accordance with the applicable rules of the Commission under the Exchange Act) applied on a basis consistent with that of the audited consolidated financial statements appearing therein; (B) there was any change in the capital stock or consolidated long-term debt of the Company or any decrease in the net current assets or stockholders' equity of the Company on a consolidated basis as of the date of the latest available monthly consolidated financial statements of the Company and the Subsidiaries as of a specified date not more than five business days prior to the date of such letter, each as compared with the amounts shown in the March 31, 1995 unaudited consolidated balance sheet included in the Registration Statement and Prospectus, other than as properly described in the Registration Statement and Prospectus or any change or decrease (which shall be set forth therein) which, in the sole discretion of the Representative, the Representative shall accept, or (C) there was any decrease in consolidated net sales, consolidated net earnings, or consolidated net earnings per share of Common Stock during the period from March 31, 1995 to the date of the latest available monthly unaudited consolidated financial statements of the Company or to a specified date not more than five business days prior to the date of such letter, each as compared with the corresponding period in 1994, other than as properly described in the Registration Statement and Prospectus or any decrease (which shall be set forth therein) which, the sole discretion of the Representative, the Representative shall accept;

and

              (iv) stating that they have compared specific numerical data and financial information pertaining to the Company set forth in the Registration Statement, which have been specified by the Representative prior to the date of this Agreement, to the extent that such data and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

         (g) All proceedings taken in connection with the issuance, sale, transfer, and delivery of the Securities shall be satisfactory in form and substance to the Representative and to counsel for the Underwriters, and the Underwriters shall have received from such counsel for the Underwriters the opinion, dated as of the Closing Date and the Additional Closing Date, as the case may be, with respect to such of the matters set forth under Section 7(b), and with respect to such other related matters, as the Representative may reasonably request.

         (h) The NASD, upon review of the terms of the public offering of the Stock shall not have objected to the Underwriters' participation in such offering.

         (i) Prior to or on the Closing Date, the Company shall have entered into the Representative's Warrants with the Representative.

         (j) Prior to or on the Closing Date, the Company shall have provided to you copies of the agreements referred to in Section 2(a)(18).

    Any certificate or other document signed by any officer of the Company and delivered to the Representative or to counsel for the Underwriters as required under this Agreement shall be deemed a representation and warranty by the Company hereunder to the Underwriters as to the statements made therein. Any certificate or other document signed by, or on behalf of, any Selling Shareholder and delivered to the Underwriters or to counsel for the Underwriters as required under this Agreement shall be deemed a representation and warranty by such Selling Shareholder hereunder to the Underwriters as to the statement made therein. If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or any Additional Closing Date, as the case may be, is not so fulfilled in all material respects, the Representative may, on behalf of the several Underwriters, terminate this Agreement in writing or, if the Representative so elects, in writing waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

         (k) At the Closing Date and any Additional Closing Date, as the case may be, you shall have received the opinion of Adessky Poulin, Canadian counsel for the Company, or such other Canadian counsel as shall be reasonably satisfactory to counsel for the Underwriters, dated the date of delivery, addressed to the Underwriters, and in form and substance reasonably satisfactory to counsel for the Underwriters, with reproduced copies or signed counterparts thereof for each of the Underwriters.

         8.   Indemnification and Contribution.

              (d) Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each Underwriter, its officers, directors, partners, employees, agents, and counsel, each Selling Shareholder, and each person, if any, who controls any Underwriter or Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any and all loss, liability, claim, damage, and expense whatsoever (which shall include, for all purposes of this Section 8, but not be limited to, attorneys' fees and any and all reasonable expenses incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation) as and when incurred arising out of, based upon, or in connection with, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, any Preliminary Prospectus, or the Prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto or (B) any application or other document or communication (for purposes of this Section 8, collectively referred to as an "application") executed by, or on behalf of, the Company or based upon written information furnished by, or on behalf of, the Company filed in any jurisdiction in order to qualify the Securities under the "blue sky" or securities laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, written information furnished to the Company as stated in Section 8(b) with respect to any Underwriter by, or on behalf of, such Underwriter through the Representative or as stated in
Section 8(c) with respect to any Selling Shareholder by, or on behalf of, such Selling Shareholder expressly for inclusion in the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (ii) any breach of any representation, warranty, covenant, or agreement of the Company contained in this Agreement. The foregoing agreement to indemnify shall be in addition to any liability the Company may otherwise have, including liabilities arising under this Agreement.

    If any action is brought against an Underwriter or any of its respective officers, directors, partners, employees, agents, or counsel, any Selling Shareholder, or any controlling persons of an Underwriter or Selling Shareholder (an "indemnified party") in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure so to notify shall not relieve the Company from any liability it may have other than pursuant to this Section 8(a)) and the Company shall promptly assume the defense of such action, including, without limitation, the employment of counsel reasonably satisfactory to such indemnified party or parties and payment of reasonable expenses. Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have promptly employed counsel satisfactory to such indemnified party or parties to have charge of the defense of such action or such indemnified party or parties shall have concluded that there may be one or more legal defenses available to it or them or to other indemnified parties which are different from, or in addition to, those available to the Company, in any of which events such reasonable fees and expenses shall be borne by the Company, and the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties. Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of each indemnified party that is not released as described in this sentence, settle or compromise any action, or permit a default or consent to the entry of judgment or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder (whether or not any indemnified party is a party thereto), unless such settlement, compromise, consent, or termination includes an unconditional release of each indemnified party from all liability in respect of such action. The Company agrees promptly to notify the Underwriters and the Selling Shareholders of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of the Securities, the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto, or any application.

              (e) Each Underwriter severally agrees to indemnify and hold harmless the Company, the Selling Shareholders, each director of the Company, each officer of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company or any Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the several Underwriters and the Selling Shareholders in Section 8(a), but only with respect to statements or omissions, if any, made in the Registration Statement, any Preliminary Prospectus, or the Prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information furnished to the Company as stated in this Section 8(b) with respect to any Underwriter by, or on behalf of, such Underwriter through the Representative expressly for inclusion in the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto, or on any application, as the case may be; provided, however, that the obligation of each Underwriter to provide indemnity under the provisions of this
Section 8(b) shall be limited to the amount which represents the product of (i) the number of shares of Stock underwritten by such Underwriter hereunder and the
(ii) the underwriting discount per share of Common Stock set forth on the cover page of the Prospectus. For all purposes of this Agreement, the amounts of the selling concession and reallowance and the name of each of the Underwriters, and the number of shares of Firm Stock purchased by each of the Underwriters set forth in the Prospectus constitute the only information furnished in writing by, or on behalf of, such Underwriter expressly for inclusion in the Registration Statement, any Preliminary Prospectus, or the Prospectus (as from time to time amended or supplemented), or any amendment or supplement thereto, any application, as the case may be. If any action shall be brought against the Company, any Selling Shareholder, or any other person so indemnified based on the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto, or any application, and in respect of which indemnity may be sought against any Underwriter pursuant to this Section 8(b), such Underwriter shall have the rights and duties given to the Company, and the Company, the Selling Shareholders, and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 8(a). The foregoing agreement to indemnify shall be in addition to any liability the Underwriters may otherwise have, including liabilities arising out of this Agreement.

              (f) Each Selling Shareholder severally agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed the Registration Statement, each Underwriter, each officer, director, partner, employee, agent, and counsel of each Underwriter, and each other person, if any, who controls the Company or any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the several Underwriters in Section 8(a), but only with respect to (i) statements or omissions, if any, made in the Registration Statement, any Preliminary Prospectus, or the Prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application in reliance upon, and in conformity with, written information furnished to the Company by, or on behalf of, such Selling Shareholder expressly for inclusion in the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto, or in any application, as the case may be, or (ii) any breach of any representation, warranty, covenant, or agreement of such Selling Shareholder contained in this Agreement. For all purposes of this Agreement, information with respect to any Selling Shareholder set forth under "Principal and Selling Shareholders" shall constitute the only information furnished in writing with respect to such Selling Shareholder by, or on behalf of, such Selling Shareholder expressly for inclusion in any the Registration Statement, any Preliminary Prospectus, or the Prospectus (as from time to time amended or supplemented), or any amendment or supplement thereto, or in any application, as the case may be. In case any action shall be brought against the Company, any Underwriter, or any other person so indemnified based on the Registration Statement, any Preliminary Prospectus, or the Prospectus, or any amendment or supplement thereto, or on any application, or with respect to any such breach, and in respect of which indemnity may be sought against any Selling Shareholder, such Selling Shareholder shall have the rights and duties given to the Company, and the Company, the Underwriters, and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 8(a). The foregoing agreement to indemnify shall be in addition to any liability the Selling Shareholders may otherwise have, including liabilities arising out of this Agreement.

              (g) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 8(a), 8(b), or 8(c) (subject to the limitations thereof) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the Securities Act, the Exchange Act, or otherwise, then the Company (including for this purpose any contribution made by, or on behalf of, any director of the Company, any officer of the Company who signed the Registration Statement, and any controlling person of the Company), as one entity, the Selling Shareholders, as a second entity, and the Underwriters (including for this purpose any contribution by, or on behalf of, an indemnified party) as a third entity, shall contribute to the losses, liabilities, claims, damages, and expenses whatsoever to which any of them may be subject, so that the Underwriters, in the aggregate, are responsible for the proportion thereof equal to the percentage which the underwriting discount and commission per share of Common Stock set forth on the cover page of the Prospectus represents of the initial public offering price per share of

Common Stock set forth on the cover page of the Prospectus and the Company and the Selling Shareholders are responsible for the remaining portion; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company, the Selling Shareholders, and the Underwriters in connection with the facts which resulted in such losses, liabilities, claims, damages, and expenses shall also be considered. The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company, by the Selling Shareholders, or by the Underwriters, and the parties' relative intent, knowledge, access to in- formation, and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company, the Selling Shareholders, and the Underwriters agree that it would be unjust and inequitable if the respective obligations of the Company, the Selling Shareholders, and the Underwriters for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages, and expenses (even if the Underwriters and the other indemnified parties were treated as one entity for such purpose) or by any other method of allocation that does not reflect the equitable considerations referred to in this Section 8(d). No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 8(d), each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and each officer, director, partner, employee, agent, and counsel of any Underwriter shall have the same rights to contribution as such Underwriter, each person, if any, who controls any Selling Shareholder within the meaning of
Section 15 of the Securities Act or Section 20(a) of the Exchange Act, shall have the same rights to contribution as the Selling Shareholders, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the provisions of this Section 8(d). Anything in this Section 8(d) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 8(d) is intended to supersede any right to contribution under the Securities Act, the Exchange Act, or otherwise.

         9.   Default by an Underwriter.

              (h) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Stock hereunder, and if the number of shares of Firm Stock to which the defaults of all Underwriters in the aggregate relate does not exceed 10% of the number of shares of Firm Stock, which all Underwriters have agreed to purchase hereunder, then such shares of Firm Stock to which such defaults relate shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.

              (i) If such defaults exceed in the aggregate 10% of the number of shares of Firm Stock, which all Underwriters have agreed to purchase hereunder, the Representative may, in its discretion, arrange to purchase itself or for another party or parties to purchase such shares of Firm Stock to which such default relates on the terms contained herein. If the Representative does not arrange for the purchase of such shares of Firm Stock within one business day after the occurrence of defaults relating to in excess of 10% of the Firm Stock, then the Company shall be entitled to a further period of one business day within which to procure another party or parties satisfactory to the Representative to purchase such shares of Firm

Stock on such terms. If the Representative or the Company do not arrange for the purchase of the shares of Firm Stock to which such defaults relate as provided in this Section 9(b), this Agreement may be terminated by the Representative or by the Company without liability on the part of the Company (except that the provisions of Sections 6, 8, 10, and 13 shall survive such termination) or the several Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter of its liability, if any, to the other several Underwriters and to the Company for any damages occasioned by its default hereunder.

              (j) If the shares of Firm Stock to which such defaults relate are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date for a reasonable period but not in any event more than seven business days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements with respect to the Firm Stock, and the Company agrees to prepare and file promptly any amendment or supplement to the Registration Statement or the Prospectus which in the reasonable opinion of counsel for the Underwriters may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 9 as if such party had originally been a party to this Agreement and had been allocated the number of shares of Firm Stock actually purchased by it as a result of its original commitment to purchase Firm Stock and its purchase of shares of Firm Stock pursuant to this
Section 9.

         10. Representations and Agreements to Survive Delivery. All representations, warranties, covenants, and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants, and agreements at the Closing Date and any Additional Closing Date, and such representations, warranties, covenants, and agreements of the Underwriters, the Company, and the Selling Shareholders, including the indemnity and contribution agreements contained in Section 8, shall remain operative and in full force and effect regardless of any investigation made by, or on behalf of, any Underwriter or any indemnified person, or by, or on behalf of, the Company, the Selling Shareholders, or any person or entity which is entitled to be indemnified under
Section 8(b), and shall survive termination of this Agreement or the delivery of the Firm Stock and the Additional Stock, if any, to the several Underwriters.
In addition, the provisions of Sections 6, 8, 10, 11, and 13 shall survive termination of this Agreement, whether such termination occurs before or after the Closing Date or any Additional Closing Date. Notwithstanding anything in the second or third sentences of Section 6 hereof to the contrary, and in addition to the obligations assumed by the Company pursuant to the first sentence of Section 6 hereof, if the offering should be terminated, the Company shall be liable to the Underwriters only for out-of-pocket expenses incurred by the Underwriters in connection with this Agreement or the proposed, offer, sale, and delivery of the Securities.

         11.  Effective Date of This Agreement and Termination Thereof.

              (k) This Agreement shall become effective at 9:30 A.M., New York City local time, on the first full business day following the day on which the Registration Statement becomes effective under the Securities Act or at the time of the initial public offering by the Underwriters of the Firm Stock, whichever is earlier. The time of the initial public offering shall mean the time, after the Registration Statement becomes effective under the Securities Act, of the release by the Representative for publication of the first newspaper advertisement which is subsequently published relating to the Firm Stock or the time, after the Registration Statement becomes effective under the Securities Act, when the Firm Stock is first released by the Representative for offering by the Underwriters or dealers by letter or telegram, whichever shall first occur. The Representative shall promptly notify the Company of the time of the initial public offering. The Representative or the Company may prevent this Agreement from becoming effective without liability of any party to any other party, except as noted below in this Section 11, by giving the notice indicated in
Section 11(d) before the time this Agreement becomes effective.

              (l) If the purchase price of the Firm Stock has not been determined as provided for in Section 3 prior to 4:30 p.m., New York City local time, on the fifth full business day after the date on which the Registration Statement was declared effective under the Securities Act, this Agreement may be terminated at any time thereafter either by the Representative or by the Company by giving notice to the other unless before such termination the purchase price for the Firm Stock has been so determined. If the purchase price of the Firm Stock has not been so determined prior to 4:30 p.m., New York City local time, on the tenth full business day after the date on which the Registration Statement was declared effective under the Securities Act, this Agreement shall automatically terminate forthwith.

              (m) In addition to the right to terminate this Agreement pursuant to Sections 7 and 9 hereof, the Representative shall have the right to terminate this Agreement at any time prior to the Closing Date or any Additional Closing Date, as the case may be, by giving notice to the Company and the Selling Shareholders, and, if exercised, the Over-allotment Option, at any time prior to any Additional Closing Date, by giving notice to the Company, (i) if any domestic or international event, act, or occurrence has materially and adversely disrupted, or, in the opinion of the Representative, will in the immediate future materially and adversely disrupt, the securities markets; or
(ii) if there shall have been a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market; or (iii) if there shall have been an outbreak or increase in the level of major hostilities or other national or international calamity; or (iv) if a banking moratorium has been declared by a state or federal authority; or (v) if a moratorium in foreign exchange trading by major international banks or persons has been declared; or (vi) if there shall have been a material interruption in the mail service or other means of communication within the United States; or
(vii) if the Company shall have sustained a material or substantial loss by fire, flood, accident, hurricane, earthquake, theft, sabotage, or other calamity or malicious act, whether or not such loss shall have been insured, or from any labor dispute or court or government action, order, or decree, which will, in the opinion of the Representative, make it inadvisable to proceed with the offering, sale, or delivery of the Firm Stock or the Additional Stock, as the case may be; or (viii) if any material governmental restrictions shall have been imposed on trading in securities in general, which restrictions are not in effect on the date hereof; or (ix) if there shall be passed by the Congress of the United States or by any state legislature any act or measure, or adopted by any governmental body or authoritative accounting institute or board, or any governmental executive, any orders, rules, or regulations, which the Representative believes likely to have a material adverse effect on the business, financial condition, or financial statements of the Company or any of the Subsidiaries or the market for the Common Stock; or (x) if there shall have been such material and adverse change in the market for the Company's securities or securities in general or in political, financial, or economic conditions as in the judgment of the Representative makes it inadvisable to proceed with the offering, sale, and delivery of the Firm Stock or the Additional Stock, as the case may be, on the terms contemplated by the Prospectus.

              (n) If the Representative elects to prevent this Agreement from becoming effective, as provided in this Section 11, or to terminate this Agreement pursuant to Section 7 of this Agreement or this Section 11, the Representative shall notify the Company and the Selling Shareholders promptly by telephone, telex, or telegram, confirmed by letter. If, as so provided, the Company elects to prevent this Agreement from becoming effective or to terminate this Agreement, the Company shall notify the Representative and the Selling Shareholders promptly by telephone, telex, or telegram, confirmed by letter.

              (o) Anything in this Agreement to the contrary notwithstanding other than Section 11(f), if this Agreement shall not become effective by reason of an election pursuant to this Section 11 or if this Agreement shall terminate or shall otherwise not be carried out within the time specified herein by reason of any failure on the part of the Company or any Selling Shareholder to perform any covenant or agreement or satisfy any condition of this Agreement by it to be performed or satisfied, the sole liability of the Company or any Selling Shareholder to the several Underwriters, in addition to the obligations the Company and the Selling Shareholders assumed pursuant to the first sentence of Section 6, will be to reimburse the several Underwriters for such out-of-pocket expenses (including the fees and disbursements of their counsel) as shall have been incurred by them in connection with this Agreement or the proposed offer, sale, and delivery of the Securities, and, upon demand, the Company and each of the Selling Shareholders, severally, agrees to pay promptly the full amount thereof to the Representative for the respective accounts of the Underwriters. Anything in this Agreement to the contrary notwithstanding other than Section 11(f), if this Agreement shall not be carried out within the time specified herein for any reason other than the failure on the part of the Company or any Selling Shareholder to perform any covenant or agreement or satisfy any condition of this Agreement by it to be performed or satisfied, the Company and the Selling Shareholders shall have no liability to the several Underwriters other than for obligations assumed by the Company and the Selling Shareholders pursuant to Section 6.

              (p) Notwithstanding any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Sections 6, 8, 10, and 13 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof. Notwithstanding anything in the second or third sentences of Section 6 hereof to the contrary, and in addition to the obligations assumed by the Company pursuant to the first sentence of Section 6 hereof, if the offering should be terminated, the Company shall be liable to the several Underwriters only for out-of-pocket expenses incurred by the several Underwriters in connection with this Agreement or the proposed, offer, sale, and delivery of the Securities.

         12. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to any Underwriter, shall be mailed, delivered, or telexed or telegraphed and confirmed by letter, to such Underwriter, c/o Hampshire Securities Corporation, 640 Fifth Avenue, New York, New York 10019, Attention: Mr. Leo T. Abbe, Executive Vice President, with a copy to Brock Fensterstock Silverstein McAuliffe & Wade LLC, One Citicorp Center, 56th Floor, New York, New York 10022, Attention: Robert Steven Brown, Esq.; or if sent to the Company or any Selling Shareholder, shall be mailed, delivered, or telexed or telegraphed and confirmed by letter, to the Company, Level 8 Systems, Inc., ____________, Attention: Mr. Robert R. MacDonald, Chairman of the Board of Directors, with a copy to Proskauer Rose Goetz & Mendelsohn LLP, 1585 Broadway, New York, New York 10036, Attention:

Edward W. Kerson, Esq. All notices hereunder shall be effective upon receipt by the party to which it is addressed.

         13. Parties. Hampshire represents that it is authorized to act as Representative on behalf of the several Underwriters named in Schedule I hereto, and the Company and the Selling Shareholders shall be entitled to act and rely on any request, notice, consent, waiver, or agreement purportedly given on behalf of the Underwriters when the same shall have been given by Hampshire on such behalf. Each Selling Shareholder represents that each of the attorneys-in-fact named in the power of attorney referred to in Section 2(b)(1) hereof is authorized to act on such Selling Shareholder's behalf, and the Underwriters and the Company shall be entitled to act and rely upon any request, notice, consent, waiver, or agreement purportedly given on behalf of such Selling Shareholder when the same shall have been given by either of such attorneys-in-fact. This Agreement shall inure solely to the benefit of, and shall be binding upon, the several Underwriters, the Company, and the Selling Shareholders and the persons and entities referred to in Section 8 who are entitled to indemnification or contribution, and their respective successors, legal representatives, and assigns (which shall not include any buyer, as such, of the Firm Stock or the Additional Stock), and no other person shall have, or be construed to have, any legal or equitable right, remedy, or claim under, in respect of, or by virtue of this Agreement or any provision herein contained. Notwithstanding anything contained in this Agreement to the contrary, all of the obligations of the Underwriters hereunder are several and not joint.


         14. Construction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to conflict of laws. Time is of the essence in this Agreement.

         15. Consent to Jurisdiction. The Company irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of, or relating to, this Agreement, any document or instrument delivered pursuant to, in connection with, or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, the Company waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with
Section 12. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Company shall appear or answer such summons, complaint, or other process. Should the Company fail to appear or answer within such 30-day period or such extended period, as the case may be, the Company shall be deemed in default and judgment may be entered against the Company for the amount as demanded in any summons, complaint, or other process so served.

    If the foregoing correctly sets forth the understandings among the Representative, the Company, and the Selling Shareholders, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.



                             Very truly yours,





                             LEVEL 8 SYSTEMS, INC.





                             By:
                                 Robert R. MacDonald
                                 Chairman of the Board of Directors


                             -------------------------------------
                             Robert R. MacDonald, as Attorney-in-
                             Fact for each of the Selling
                             Shareholders



Accepted as of the date first above
written in New York, New York

HAMPSHIRE SECURITIES CORPORATION*



By: -----------------------------------
    Leo T. Abbe
    Managing Director

*On behalf of itself and the other several
   Underwriters named in Schedule I hereto.

                                     SCHEDULE I



                                       Total
                                       Number
                                       of Shares
                                       to be
    Underwriter                        Purchased

Hampshire Securities Corporation
                                  -----------

Total                                  1,000,000

                                     SCHEDULE II
Name of Selling Shareholder
Number of Shares
of Selling
Shareholder Firm
Stock
Number of Shares
of Selling
Shareholder
Additional Stock